                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 15, 2000



                            ITC LEARNING CORPORATION
             (Exact name of registrant as specified in its charter)



         Maryland                    0-13741                   52-1078263
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


                          13515 Dulles Technology Drive
                          Herndon, Virginia 20171-3413
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (703) 713-3335


                                      None
             (Former name and address, if changed since last report)

ITEM 2.  DISPOSITION OF ASSETS

On December 15, 2000, ITC Learning Corporation (the "Registrant" or "ITC") completed an agreement, which ITC sold its London-based subsidiary, Activ Training, Limited ("Activ") to a management team led by Phillip G. Jones. Total consideration for the transaction was $1,000,000, of which $250,000 was paid at closing and the balance being due over a five-year period. The remaining $750,000 is in the form of a secured, non-interest bearing promissory note whereby, Activ will pay ITC an additional royalty on each sale made by Activ over the next five years until the balance is paid in full. If the additional royalty payments over the next five years do not sufficiently pay off the outstanding debt, then the balance outstanding at the end of the term becomes due in full. Mr. Jones has been affiliated with ITC since Activ's inception in November of 1995. Since 1995, Mr. Jones was Managing Director of Activ. Activ has been the primary international distributor of ITC products in the United Kingdom, Europe, Africa and the Middle East. Pursuant to the agreement, ITC and Activ will maintain a strategic business partnership whereby Activ will remain ITC's exclusive sales distributor in the United Kingdom, Europe, Africa and the Middle East.


Item 7 of the Company's current report on Form 8-K is amended to read in its entirety as follows.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following pro forma financial information concerning the Company is being provided in accordance with the instructions to this item not later than 60 days from the date of the Company's Form 8-K previously filed on January 3, 2000. No separate historical financial statements of the Registrant or its subsidiary, Activ, are presented.

     (a) Pro Forma Financial Information

      1)  Unaudited Pro Forma Combined Balance Sheet as of September 30, 2000.
      2) Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2000 and the twelve months ended
          December 31, 1999.
      3)  Notes to the Unaudited Pro Forma Information.

     (b)  Exhibits

     2.1  Stock Purchase Agreement between ITC Learning Corporation and Phillip
     G. Jones dated December 12,  2000.

     2.2  Secured Promissory Note between ITC Learning Corporation and Phillip
     G. Jones dated December 12, 2000.

     2.3 OEM License and Distribution Agreement between ITC Learning Corporation and Phillip G. Jones dated December 12, 2000.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ITC Learning Corporation
                                (Registrant)



                                By:  /s/Christopher E. Mack
                                     ----------------------
                                Christopher E. Mack
                                President and Chief Financial Officer



Date:  February 13, 2001

                            ITC LEARING CORPORATION

                        PRO FORMA FINANCIAL INFORMATION
                                  (Unaudited)


The following unaudited consolidated pro forma statements of operations and balance sheets for the twelve months ended December 31, 1999 and the nine months ended September 30, 2000 give effect to the sale of Activ Training Limited ("Activ"), a wholly-owned subsidiary of ITC Learning Corporation on December 12, 2000, for $1,000,000.00, including a cash payment of $250,000 and a secured promissory note for $750,000, as if the transaction had occurred on January 1, 1999.

The unaudited pro forma statements of operations and balance sheets are not necessarily indicative of the results that would have occurred had the acquisition been completed on the date indicated nor are purported to be indicative of future results.

                            ITC LEARNING CORPORATION

                       PRO FORMA COMBINED BALANCE SHEETS
                                  (Unaudited)

     As Adjusted Retroactively for the Divestiture of Activ Training Limited
                                   ("Activ")

                    For the Period Ending September 30, 2000

                                                                                  Pro forma
                                              ITC Consolidated      Activ       Adjustments (3)    Consolidated
                                                (Historical)     (Historical)      Dr. (Cr.)         Pro forma
                                              -----------------  ------------  ------------------  -------------
Current Assets:
 Cash                                             $    246,819     $ (88,743)  $      250,000 (3)     $    408,076
 Accounts receivable, net                              940,129      (142,476)              --              797,653
 Prepaid expenses                                      951,986      (150,139)              --              801,847
 Other current assets                                  309,734            --               --              309,734
                                                  ------------     ---------   --------------         ------------
   Total current assets                              2,448,668      (381,358)         250,000            2,317,310

Note receivable                                        344,828            --          750,000 (3)        1,094,328

Property, plant and equipment, net                     446,805        (7,287)              --              439,518
Capitalized program development costs, net           2,634,429            --               --            2,634,429
Intangible assets, net                               1,779,245            --               --            1,779,245
Other                                                1,602,534            --               --            1,602,534
                                                  ------------     ---------   --------------         ------------
   Total assets                                   $  9,256,509     $(388,645)  $    1,000,000         $  9,867,864
                                                  ============     =========   ==============         ============

Current Liabilities:
 Line of credit                                   $         --     $      --   $           --         $        --
 Current installments of long-term debt              2,362,578            --               --            2,362,578
 Accounts payable                                    2,078,997       (35,456)              --            2,043,541
 Other accrued expenses                              1,687,542      (831,472)         466,518 (2)(3)     1,322,588
                                                  ------------     ---------   --------------         ------------
   Total current liabilities                         6,129,117      (866,928)         466,518            5,728,707

Deferred lease obligations                              17,837            --               --               17,837

Long-term debt                                       1,074,068            --               --            1,074,068
                                                  ------------     ---------   --------------         ------------
   Total liabilities                                 7,221,022      (866,928)         466,518            6,820,612

Stockholders' equity:
 Common stock                                          396,408         1,615           (1,615) (2)         396,408
 Additional paid-in capital                         17,083,716            --               --           17,083,716
 Note receivable from ESOP                            (290,002)           --               --             (290,002)
 Retained deficit                                  (15,216,386)      452,850          535,097 (3)      (14,228,439)
 Accumulated other comprehensive loss                   61,751        23,818               --               85,569
                                                  ------------     ---------   --------------         ------------
   Total stockholders' equity                        2,035,487       478,283          533,482            3,047,252
                                                  ------------     ---------   --------------         ------------

Total liabilities and stockholders' equity        $  9,256,509     $(388,645)  $    1,000,000         $  9,867,864
                                                  ============     =========   ==============         ============


                           ITC LEARNING CORPORATION

                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                  (Unaudited)

    As Adjusted Retroactively for the Divestiture of Activ Training Limited
                                   ("Activ")

                 For the Nine Months Ending September 30, 2000


                                                                                   Pro forma
                                                 ITC Consolidated      Activ      Adjustments     Consolidated
                                                   (Historical)     (Historical)   Dr. (Cr.)        Pro forma
                                                 ----------------   ------------  -----------     -------------

Revenues, net                                        $ 4,153,439   $(1,371,279)  $  798,608(1)    $ 3,580,768

Costs and expenses:
 Cost of sales                                         3,162,458    (1,166,874)     798,608(1)      2,794,192
 Selling, general and administrative expenses          6,384,362      (461,990)          --         5,922,372
 Equity in earnings of affiliates                       (107,547)           --           --          (107,547)
                                                     -----------   -----------   ----------       -----------
   Total costs and expenses                            9,439,273    (1,628,864)     798,608         8,609,017

Gain on sale of product line                             250,000            --           --           250,000
                                                     -----------   -----------   ----------       -----------

Loss before interest and income
 tax benefit                                          (5,035,834)      257,585           --        (4,778,249)

Interest income                                           14,730        (1,956)          --            12,774
Interest expense                                        (631,573)           --           --          (631,573)
                                                     -----------   -----------   ----------       -----------

Loss before income tax benefit                        (5,652,677)     (255,629)          --        (5,647,048)

Income tax benefit                                            --            --           --                --
                                                     -----------   -----------   ----------       -----------

Net loss                                             $(5,652,677)  $   255,629   $       --       $(5,397,048)
                                                     ===========   ===========   ==========       ===========

Net loss per common share,
 basic and diluted                                   $     (1.44)                                 $     (1.39)
                                                     ===========                                  ===========

Weighted average number of shares outstanding          3,896,761                                    3,896,761
                                                     ===========                                  ===========

                            ITC LEARNING CORPORATION

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                   (Unaudited)

     As Adjusted Retroactively for the Divestiture of Activ Training Limited
                                    ("Activ")

                     For the Period Ended December 31, 1999



                                                                                   Pro forma
                                                 ITC Consolidated      Activ       Adjustments     Consolidated
                                                   (Historical)     (Historical)   Dr. (Cr.)         Pro forma
                                                 -----------------  ------------  -----------      ------------
Revenues, net:
 Courseware                                           $15,678,478   $(2,324,250)  $1,397,604 (1)    $14,751,832
 Hardware                                                 997,087       (68,190)          --            928,897
                                                      -----------   -----------   ----------        -----------
   Total revenues, net                                 16,675,565    (2,392,440)   1,397,604         15,680,729

Costs and expenses:
 Cost of sales                                          9,341,351    (1,995,598)   1,397,604 (1)      8,743,357
 Selling, general and administrative expenses          11,912,916      (745,603)          --         11,167,313
 Equity in earnings of affiliates                        (170,289)           --           --           (170,289)
                                                      -----------   -----------   ----------        -----------
   Total costs and expenses                            21,083,978    (2,741,201)   1,397,604         19,740,381

Loss on sale of subsidiary                                     --            --     (543,171)(1)       (543,171)
                                                      -----------   -----------   ----------        -----------

Loss before interest and income
 tax benefit                                           (4,408,413)      348,761     (543,171)        (4,602,823)

Interest income                                            89,190        (5,833)          --             83,357
Interest expense                                         (394,861)          900           --           (393,961)
                                                      -----------   -----------   ----------        -----------

Loss before income tax benefit                         (4,714,084)     (343,828)    (543,171)        (4,913,427)

Income tax benefit                                             --            --           --                 --
                                                      -----------   -----------   ----------        -----------

Net loss                                              $(4,714,084)  $   343,828   $ (543,171)       $(4,913,427)
                                                      ===========   ===========   ==========        ===========

Net loss per common share,
 basic and diluted                                    $     (1.21)                                  $     (1.26)
                                                      ===========                                   ===========

Weighted average number of shares outstanding           3,896,761                                     3,896,761
                                                      ===========                                   ===========


                            ITC LEARNING CORPORATION

             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               AND BALANCE SHEETS
                                   (Unaudited)


The following pro forma adjustments have been made:

1. Amounts reflect sales and cost of sales associated with intercompany sales transaction

2. Elimination of intercompany balances

3. Record the sale of Activ as if the transaction occurred on January 1, 1999.

                               INDEX OF EXHIBITS

The following exhibit to this report is being incorporated herein by reference to the corresponding exhibits in the Company's Form 8-K (Commission File No. 0-13741) filed with the Securities and Exchange Commission on January 3, 2001.




Exhibit No.         Exhibit Description

   2.1 Stock Purchase Agreement between ITC Learning Corporation and Phillip G. Jones dated December 12, 2000.

   2.2 Secured Promissory Note between ITC Learning Corporation and Phillip G. Jones dated December 12, 2000.

   2.3 OEM License and Distribution Agreement between ITC Learning Corporation and Phillip G. Jones dated December 12, 2000.